EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Med-Cannabis Pharma, Inc. (“Company”) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (“Report”), I, Graciela Moreno, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MED-CANNABIS PHARMA, INC.

May 14, 2015	/s/ Graciela Moreno

Graciela Moreno
President, Chief Executive Officer,
Principal Executive Officer, Treasurer,
Secretary, Principal Financial Officer,
and Director (Sole Officer and Director)